Exhibit 10.2
Form of Note
THIS NOTE HAS BEEN MADE FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION THEREOF AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS NOTE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED (“TRANSFER”) UNLESS IT IS SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE MAKER CONSENTS IN WRITING TO SUCH TRANSFER. THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSCENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

September _____ , 2007	$540,000
SMART MOVE, INC.

7% Unsecured Convertible Note (“Note”)
Due September 2, 2010
Smart Move, Inc., a Delaware corporation (“Maker” or the “Company”), for value received, promises to pay to the order of                     , whose address is                                         (the “Holder”), the principal sum of Five Hundred Forty Thousand ($540,000) Dollars with an annualized rate of interest from the date hereof of seven percent (7%) per annum until maturity. Interest shall be due and payable quarterly in arrears on the first day of March, June, September and December of each year and at the Maturity Date or upon any prepayment or acceleration of the maturity of this Note. Such interest payments shall be made in cash or, subject to the Company’s election to offer to pay interest by means of a stock issuance and the Holder’s acceptance of such offer, in shares of Common Stock corresponding to the amount of accrued interest at the same $1.80 Conversion Price applicable to the principal of this Note. The entire Principal shall be due and payable to the Holder on or before September 2, 2010. Maker may at any time or from time to time, upon giving Holder at least forty-five (45) days advance written notice of Maker’s intention to do so, make a voluntary prepayment, whether in full or in part, of this Note, without premium or penalty.
1.	NOTE
This Note in the principal amount of Five Hundred Forty Thousand ($540,000) Dollars is the [Initial] Closing Note purchased by the Holder pursuant to that certain Note and Warrant Purchase Agreement dated September  _____  , 2007. This Note is unsecured.
2.	CONVERSION AT OPTION OF HOLDER; AUTOMATIC CONVERSION
A.
Conversion at Option of Holder. The Holder shall have the right (the “Conversion Right”) at any time or from time to time prior to the day this Note is paid in full, to convert all or any part of the outstanding and unpaid principal amount of this Note as shall remain unpaid at the effective date of the conversion, into, fully paid and non-assessable shares of Common Stock, par value $.0001 per share, at a conversion price of $1.80 per share (the “Conversion Price”). The Conversion Right may be exercised notwithstanding Maker’s issuance of a notice of intention to make a voluntary prepayment, and the effective date of an elective conversion is the date of Holder’s delivery of a “Conversion Notice” in the form attached hereto.

B.
Automatic Conversion. The Note will automatically convert into shares of the Company’s common stock on the date when closing bid price of a share of the Company’s common stock equals $3.75 per share or greater for twenty (20) of thirty (30) consecutive trading days on the American Stock Exchange, provided that the underlying shares have either been registered for resale by the holders of the securities pursuant to certain piggyback registration rights granted to the Holder as described in paragraph D below or are eligible to be sold under and subject to Rule 144 under the Securities Act of 1933.

C.
Mechanics of Conversion. The Holder shall effect any elective conversions by delivering to the Company a completed notice in the form attached hereto as Exhibit “A” (a “Conversion Notice”). Unless the Holder is converting the entire principal amount outstanding under this Note or an Automatic Conversion has occurred, the Holder is not required to physically surrender this Note to the Company in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus any accrued and unpaid interest thereon paid in equity securities in an amount equal to the applicable conversion. The Company shall maintain records showing the principal amount converted and the date of such conversions and will promptly notify Holder if an Automatic Conversion occurs. Upon conversion of the entire unpaid principal amount of this Note and any accrued, unpaid interest, whether in connection with a conversion at the option of Holder pursuant to exercise of the Conversion Right or pursuant to an Automatic Conversion, this Note shall be surrendered by the Holder to the Company for cancellation and a certificate representing the Common Stock issued to Holder therefor shall be delivered to Holder. No fractional shares or scrip shall be issued upon any conversion of this Note. Instead of any fractional shares that would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Conversion Price at which the Note was converted.

3.	RESERVATION OF AUTHORIZED SHARES; EFFECT OF RECAPITALIZATION; PIGGYBACK REGISTRATION RIGHTS
A.
Reservation of Authorized Shares. The Company agrees and represents that until this Note is paid in full or converted, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Company further agrees and represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable and that the Company will instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note.

B.
Effect of Capital Reorganization or Reclassification.  If the number of outstanding shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof, the per share Conversion Price shall be proportionately adjusted so that the percentage of the Common Stock acquirable by the Holder upon conversion immediately prior to the event and immediately following the event remains the same.

C.
Piggyback Registration Rights. If the Company proposes to register any of its stock or other securities under the 1933 Act (including for this purpose a registration effected by the Company for stockholders other than the Holder, but excluding any registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, a registration made on Form S-4 or any successor forms then in effect, or an SEC Rule 145 transaction), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder given within thirty (30) days after such notice by the Company, the Company shall cause to be registered under the 1933 Act, the number of shares acquired or acquirable by Holder upon conversion that Holder has requested to be registered, provided, however, that if the offering is an underwritten offering, and the underwriter for the offering requires a limitation of the number of shares to be included in such registration, such limitation shall be applied on a pro-rata basis among all other holders of piggyback registration rights. The expense of any such registration shall be paid by the Company.

4.	EVENTS OF DEFAULT
A default shall be defined as one or more of the following events (“Event of Default”) occurring and continuing:
(a)	The Maker shall fail to pay any interest payment on this Note when due for a period of thirty (30) days after notice of such default has been sent by the Holder to the Maker.
(b)	The Maker shall dissolve or terminate the existence of the Maker.
(c)
The Maker shall file a petition in bankruptcy, make an assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver for all or substantially all of its property, or a petition for the appointment of a receiver shall be filed against the Maker and remain unstayed for at least ninety (90) days.

Upon the occurrence of an Event of Default, the Holder of this Note may, by written notice to the Maker, declare the unpaid principal amount and all accrued interest of the Note immediately due and payable.
5.	SECURITY FOR PAYMENT OF THE NOTE(S)
This Note is unsecured.
6.	EFFECTIVE DATE OF THE NOTE
The Effective Date of this Note for purposes of its status as a binding legal obligation of the Maker is the date hereof, which is also the date after which interest shall accrue on the unpaid principal balance hereof.
7.	STATUS OF HOLDER
The Maker may treat the Holder of this Note as the absolute owner of this Note for the purpose of making payments of principal or interest and for all other purposes, and shall not be affected by any notice to the contrary, unless the Maker so consents in writing.
8.	SECURITIES ACT RESTRICTIONS
This Note has not been registered for sale under the Act. This Note may not be sold, offered for sale, pledged, assigned or otherwise disposed of, unless certain conditions are satisfied, as more fully set forth in the Note and Warrant Purchase Agreement. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Securities Act of 1933, as amended, and applicable state securities laws,(ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (iii) they are sold pursuant to Rule 144 under the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSCENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”
9.	ATTORNEYS’ FEES
The prevailing party in an action to enforce this Note shall be entitled to reasonable attorneys’ fees, costs and collection expense.
10.	MISCELLANEOUS.
(a) Successors and Assigns. The Holder may not assign, transfer or sell this Note to any party without the express written consent of the Maker, such consent not to be unreasonably withheld or delayed. This Note shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns. Subject to the foregoing permitted transfers and status of lawful successors, this Note shall not be enforceable by any other third party.
(b) Entire Agreement. This Note contains all oral and written agreements, representations and arrangements between the parties with respect to its subject matter, and no representations or warranties are made or implied, except as specifically set forth herein. No modification, waiver or amendment of any of the provisions of this Note shall be effective unless in writing and signed by both parties to this Note.
(c) Notices. Any notice or other communication to be given hereunder shall be in writing and personally delivered or delivered via overnight mail, with written receipt therefor, or by a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice, at the following address for such party (or at such other address as shall be specified by like notice given to the appropriate party):

if to Holder:

if to the Company:	Smart Move, Inc.
5990 Greenwood Plaza Blvd., Suite 390
Greenwood Village, CO 80111
Attn: Executive Officers
Such notice shall be effective upon personal or overnight delivery or five (5) days after mailing by certified mail.

(d) Section Headings. The headings of the various sections of the Note have been inserted as a matter of convenience for reference only and shall be of no legal effect.
(e) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.
(f) Applicable Law. This Note shall be deemed to have been made in the State of Colorado, and any and all performance hereunder, or breach thereof, shall be interpreted and construed pursuant to the laws of the State of Colorado without regard to conflict of laws rules applied in the State of Colorado. The parties hereto hereby consent to personal jurisdiction and venue exclusively in the State of Colorado with respect to any action or proceeding brought with respect to this Note.
(g) Waiver of Jury Trial.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.

(h) Lost, Stolen or Mutilated Note. If this Note is lost, stolen, mutilated or destroyed, the Company will, on such reasonable terms with respect to indemnity or otherwise as it may in its discretion impose, issue a new note of like denomination, tenor, and date as this Note.  Any such new note shall constitute an original contractual obligation of the Company, and the lost, stolen, mutilated or destroyed, as applicable, Note shall be null and void.
IN WITNESS WHEREOF, the Company has caused this Unsecured Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

Maker:	Accepted by Holder:
Smart Move, Inc.

By:	Print Name:

Name:

Title:	Date:

Date:

EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to elect to convert the Note)
TO:
The undersigned hereby irrevocably elects to convert the principal amount of the above Note into Shares of Common Stock of SMART MOVE, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:		$1.80
Signature:
Name:
Address:
Note amount converted:	$
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the
following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number:
If this name is different from the name of the Holder, the Holder will have to show compliance for such transfer with federal and applicable state securities laws or in accordance with the plan of distribution in any Registration Statement.
By submitting this Notice of Conversion, the undersigned Holder represents and warrants to the Company that Holder is an accredited investor as that term is defined in SEC Rule 501(a) or otherwise able to evaluate the risks and merits of an investment, that the Holder is a sophisticated investor as required by SEC Rule 506, that it has completed such investigation into the Company and the securities being acquired pursuant to this Notice of Conversion as the undersigned (in consultation with its advisors) has determined appropriate, and that it is submitting this Notice of Conversion of its own volition and free will.

By:	Date:

Name:
Address:

Social Security Number